                                                                    EXHIBIT 4.01


  NUMBER                                                              SHARES
[ILLEGIBLE]                                                         [ILLEGIBLE]


           INCORPORATED UNDER THE [ILLEGIBLE] OKLAHOMA APRIL 2, 1998


                             FIBR-PLAST CORPORATION

CAPITAL STOCK: 25,000,000 SHARES COMMON STOCK @ .00002 PAR VALUE FULLY PAID AND
                                 NON-ASSESSABLE

THIS CERTIFIES THAT  ____________________________ is the registered holder of

_____________________ Shares of the Capital Stock of FIBR-PLAST CORPORATION transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of A.D. 19_______



President                                           Secretary
         ------------------------                            ------------------
                                     [SEAL]

For Value Received, ______________ hereby sell, assign and transfer unto________________________________________________________________________

____________________________________________________________________________

Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________

to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________  1  ______

      In presence of  _____________________________________________________

      ________________________





   NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION
                     OR ENLARGEMENT OR ANY CHANGE WHATEVER.